The patient investor

QUARTERLY REPORT: 12/31/18

• Value	• Deep value	• Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Fund performance at a glance	AS OF 12/31/18

			Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap traditional value							11/06/86

Ariel Fund–Investor Class	-19.00	-13.67	4.96	4.23	14.60	7.86	10.63

Ariel Fund–Institutional Class	-18.94	-13.42	5.25	4.54	14.85	7.98	10.70

Russell 2500TM Value Index	-17.12	-12.36	6.59	4.16	11.62	8.63	10.57

Russell 2500TM Index	-18.49	-10.00	7.32	5.15	13.15	8.52	10.23

S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	5.62	9.96

Mid cap traditional value							12/01/89

Ariel Appreciation Fund–Investor Class	-16.77	-13.99	3.71	2.50	13.56	7.44	9.93

Ariel Appreciation Fund–Institutional Class	-16.70	-13.72	4.02	2.83	13.80	7.55	10.01

Russell Midcap® Value Index	-14.95	-12.29	6.06	5.44	13.03	8.65	10.74

Russell Midcap® Index	-15.37	-9.06	7.04	6.26	14.03	8.47	10.69

S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	5.62	9.30

All cap traditional value							06/30/05

Ariel Focus Fund–Investor Class	-19.79	-13.28	6.48	2.35	9.38	–	4.57

Ariel Focus Fund–Institutional Class	-19.68	-13.02	6.77	2.60	9.58	–	4.71

Russell 1000® Value Index	-11.72	-8.27	6.95	5.95	11.18	–	6.50

S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	–	7.90

Small cap deep value							01/31/11

Ariel Discovery Fund–Investor Class	-23.15	-24.77	0.04	-7.50	–	–	-0.81

Ariel Discovery Fund–Institutional Class	-23.07	-24.53	0.32	-7.26	–	–	-0.56

Russell 2000® Value Index	-18.67	-12.86	7.37	3.61	–	–	7.64

Russell 2000® Index	-20.20	-11.01	7.36	4.41	–	–	8.63

S&P 500® Index	-13.52	-4.38	9.26	8.49	–	–	11.11

International all cap intrinsic value							12/30/11

Ariel International Fund–Investor Class	-9.23	-9.81	1.34	1.13	–	–	4.84

Ariel International Fund–Institutional Class	-9.26	-9.65	1.57	1.37	–	–	5.08

MSCI EAFE Index (net)	-12.54	-13.79	2.87	0.53	–	–	5.75

MSCI ACWI ex-US Index (net)	-11.46	-14.20	4.48	0.68	–	–	4.85

Global all cap intrinsic value							12/30/11

Ariel Global Fund–Investor Class	-11.50	-6.03	4.58	3.86	–	–	7.22

Ariel Global Fund–Institutional Class	-11.49	-5.83	4.83	4.10	–	–	7.49

MSCI ACWI Index (net)	-12.75	-9.42	6.60	4.26	–	–	8.38

The inception date for the Institutional Class shares of all Funds is December 30, 2011. For all funds except Ariel International Fund and Ariel Global Fund, performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 45. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK
Rupal Bhansali joins Barron’s Investment Roundtable

On January 7th, a group of 10 distinguished investment managers gathered to discuss their outlook for the global economy and to share specific investment ideas. Rupal Bhansali was invited by Barron’s to join this prestigious Investment Roundtable, which is an annual feature in this publication.

“I am a contrarian and an intrinsic-value investor. To be a contrarian means that I want to make performance statements with my portfolio, not fashion statements. To be an intrinsic value investor means that I want to buy quality when it goes on sale, as opposed to junk at clearance prices. I want my stocks to do double duty. They should have upside, but also limited downside. They should have growth, but also income.”

To read the complete Barron’s Roundtable discussion, visit arielinvestments.com.

A Born Investor

Rupal J. Bhansali Chief Investment Officer, International & Global Equities Portfolio Manager

Coming from a long line of bankers and brokers, Rupal Bhansali grew up on stock stories instead of fairy tales. Eager to enter the world of finance, she learned accounting by the age of 16 and began working in the field right out of high school. By age 24, she had edited prospectuses, calculated residual values on lease portfolios and learned how to trade foreign exchange.

Rupal learned the meaning of volatility firsthand, when she came to the United States to pursue her MBA at the University of Rochester in Rochester, N.Y., in 1991. The Indian rupee had just devalued by a massive 40%, and stock markets tumbled worldwide due to a global recession. Fortunately, she had earned a Rotary Foundation Scholarship that was not subject to currency risk or equity market fluctuations, which meant she could still fund her education. That formative shock lesson continues to guide her risk management philosophy today.

To learn more about Rupal’s life experiences and how they shaped her investment philosophy, read “A Born Investor” at arielinvestments.com/bhansali.

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IT’S ALL FUNDAMENTAL

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	–19.00%	–13.67%	+ 4.96%	+ 4.23%	+ 14.60%	+ 10.63%

Russell 2500TM Value Index	–17.12	–12.36	+ 6.59	+ 4.16	+ 11.62	+ 10.57

Russell 2500TM Index	–18.49	–10.00	+ 7.32	+ 5.15	+ 13.15	+ 10.23

S&P 500® Index	–13.52	– 4.38	+ 9.26	+ 8.49	+ 13.12	+ 9.96

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	–16.77%	–13.99%	+ 3.71%	+ 2.50%	+ 13.56%	+ 9.93%

Russell Midcap® Value Index	–14.95	–12.29	+ 6.06	+ 5.44	+ 13.03	+ 10.74

Russell Midcap® Index	–15.37	– 9.06	+ 7.04	+ 6.26	+ 14.03	+ 10.69

S&P 500® Index	–13.52	– 4.38	+ 9.26	+ 8.49	+ 13.12	+ 9.30

* The inception date for Ariel Appreciation Fund is 12/01/89.

800.292.7435 3

According to a recent edition of Bloomberg BusinessWeek, “[Former Federal Reserve Chairman] Ben Bernanke got a big laugh from economists in Atlanta on January 4, 2019. A few minutes after [Former Fed Chair] Janet Yellen said ‘I don’t think expansions just die of old age,’ he replied, ‘I like to say they get murdered.’”1 To his point, you could pick your poison during the last quarter of 2018—from trade skirmishes and a government shutdown in the U.S., to Brexit and yellow vest protests in Europe. Gallows humor probably led the BusinessWeek writer to joke, if not murder, perhaps “involuntary manslaughter?”2

In what proved to be a brutal quarter ending December 31, 2018, Ariel Fund lost -19.00%. While such a dramatic decline is always jarring, our results fell slightly behind the Russell 2500 Value Index which dropped -17.12% and the Russell 2500 Index which gave back -18.49%. And while there is no question that smaller companies fared the worst during this recent market correction, no area was left unscathed. As such, Ariel Appreciation Fund declined -16.77%— compared to -14.95% for the Russell Midcap Value Index and -15.37% for the Russell Midcap Index. Meanwhile, the large companies that comprise the S&P 500 Index posted a -13.52% loss.

“In short, fundamentals matter and always win out. This concept is true in all things—from art, to music, to sports, to investing.”

The aforementioned quarter-end results managed to wipe out earlier gains—leaving our portfolios and all of the indices in the red for 2018. To this point, Ariel Fund’s -13.67% 12-month return trailed the Russell 2500 Value’s -12.36% fall. The Russell 2500 performed better with its -10.00% decline. Lastly, Ariel Appreciation Fund posted a -13.99% return versus -12.29% for the Russell Midcap Value Index and -9.06% for the Russell Mid Cap Index. And once again, while nothing was spared, the bigger names in the S&P 500 fared better with a -4.38% one year return.

Our lack of exposure to the Utilities sector explains a great deal of our performance shortfall when compared to our primary value benchmarks for the quarter as well as the year. These high yielding, slow growing, bond-like substitutes were the investment of choice for risk averse investors flying to safety. As a result, while Utilities still posted negative returns during the quarter, they were less negative than everything else. Moreover, across the capitalization ranges, it was generally the only sector that scored a gain in 2018. As our investors know all too well, we consciously avoid these capital intensive monopolies because their feeble growth tends to fall short of the 10-12% targets that we seek in a normalized environment, making their longer-term returns generally uninspiring.

“We used the market’s recent dislocation as an opportunity to accumulate shares of mispriced companies. This is the classic Ariel playbook. Our actions should not be confused with a reactionary ‘buy on dips’ strategy. Instead, it is a ‘buy on fundamentals’ philosophy.”

Beyond Utilities, the Materials & Processing sector looks problematic at first glance. And yet, just one name in the sector proved painful to our portfolios during the quarter. On occasion, we have such a high level of conviction for a company that we will own it in both Funds. Such is the case with U.S. Silica Holdings, Inc. (SLCA) whose silica (a.k.a. sand) business took it on the chin in sympathy with plummeting energy prices last year. The company is perhaps best known for the sand used by drillers to reinforce the ground during fracking. While true that its current fortunes are influenced by oil and gas prices, the market has largely ignored SLCA’s other two business units: SandBox and the Industrial & Special division. Sand happens to be an essential ingredient in everything from making glass for the auto and homebuilding industries to filtration. Meanwhile, SandBox is a last mile logistics company whose business is unrelated to the price per ton of silica. As a result, the company’s underappreciated business segments are also less tied to volatile commodity prices and thereby protected by their own competitive advantages. With the vast majority of investor attention focused on in-market sand prices, we believe in December the company’s shares

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plummeted to a value below the stand-alone worth of those two segments. Over time, we expect those same segments to grow to represent over 75% of the company’s EBITDA (or earnings). As such, the recent sell-off gave us the opportunity to own more of this increasingly differentiated company.

“Excellence is achieved by the mastery of the fundamentals.” — Vince Lombardi

With 2018’s year-end drama in hindsight and a market rebound already taking shape in the early weeks of the new year, we are once again reminded of the market free falls since the recovery from the financial crisis began nearly a decade ago. There was the Flash Crash in 2010; the U.S. credit rating downgrade in 2011; some reverberating Chinese macroeconomic dramas in ‘15 and ‘16; and the most recent rout which seemed to be more about politics than economics. But here is the thing—in each of these nose-dives prior to last quarter, the Russell 2000 Index averaged a -15.8% decline and domestic stocks managed a fairly quick recovery, measured in months.3 In our view, these rebounds were generally fast and strong precisely because the underlying fundamentals of our economy and its businesses were strong too. In short, fundamentals matter and always win out. This concept is true in all things—from art, to music, to sports, to investing.

“In the face of loud and consistent market noise, in order to be successful investors, we must stay focused on the things that matter most.”

Case in point, with Oscar season upon us, many are talking about the contenders. A Star is Born is now in its fourth iteration, having first been released back in 1937. Each version was considered a bona fide hit in its day. While one can debate which is best, the fundamentals of this “boy meets girl” story clearly work. Then, there is Bohemian Rhapsody whose title is taken from Queen’s mega hit. This six-minute song has the distinction of having reached the Top 40 in three different decades—the 1970s, 1990s and 2010s—something only Prince has done before with 1999. Bohemian Rhapsody also has the singular honor of being the most streamed classic rock song of all time. To this day, song writers marvel at band leader Freddie Mercury’s simultaneous mastery and inclusion of so many genres in one song.

“As uncomfortable as they can be, short-term disruptions like the fourth quarter sell-off are not a time for hand-wringing.”

Now from movies and music, to the fundamentals of the U.S. economy and stock market. In summarizing the S&P 500’s year-end result, The New York Times wrote, “It was the worst performance since 2008, despite strong corporate earnings and the best readings in several decades in unemployment and consumer confidence.”4 In short, a sick stock market in a healthy economy. Even Federal Reserve Chairman, Jerome “Jay” Powell seemed compelled to comment on the market’s underpinnings following its abrupt downturn. At a meeting in Atlanta, “He said that 2018 had been ‘a good year for the United States economy’ and that the latest economic data suggested ‘ongoing momentum heading into 2019.’ Wall Street’s pessimism, he said, is ‘well ahead of the data.’”5 We believe 2019 has had such a robust start—our portfolios included—for precisely this reason. And if the economic data and the Federal Reserve Chairman are not convincing enough, what say the corporate leaders? “’I feel like we’re trying to talk ourselves into a slowdown,’ Randall Stephenson, AT&T’s chief executive said at a recent event organized by the Business Roundtable in Washington. ‘There are clouds on the horizon,’ he added, prompting Mr. [Jamie] Dimon, who was also onstage at the event, to say, ‘which have always been there.’”6

Sharing these views, we used the market’s recent dislocation as an opportunity to accumulate shares of mispriced companies. This is the classic Ariel playbook. Our actions should not be confused with a reactionary “buy on dips” strategy. Instead, it is a “buy on fundamentals” philosophy. Accordingly, as the market deteriorated in a mostly stable economy, we shopped. In addition to SLCA which was already discussed, we also snatched up more shares of Mattel, Inc. (MAT) as well as Mohawk Industries, Inc. (MHK) in Ariel Fund.

800.292.7435 5

The MAT franchise is supported by world-class, leading toy brands that include Barbie, Fisher-Price, and American Girl. Furthermore, new management is executing on their top priority of expanding content into new areas including digital and film, while shoring up the balance sheet to enable much needed investment back into development and growth areas. After years of poor execution and overall retail malaise, including the liquidation of Toys “R” Us, the stock got hit particularly hard in December. We believe the market is failing to acknowledge the real change occurring at the company and discounting the growth potential of these under-managed brands.

MHK is a long time Ariel holding that suffered a particularly tough 2018. The company is the leading manufacturer and distributor of flooring whose economies of scale and vertically integrated model allow for low-cost production. MHK was negatively impacted by rapid raw material inflation over the second half of 2018, particularly in petroleum and transportation costs. Additionally, higher tariffs from Chinese sourced products forced pass-through price increases to their end-markets which clipped demand. While these short-term issues are real, a -60% decline in shares to its lows in December seemed excessive to us.

“The minute you get away from fundamentals—whether it’s proper technique, work ethic or mental preparation—the bottom can fall out of your game, your schoolwork, your job, whatever you’re doing.”

— Michael Jordan

In the face of loud and consistent market noise, in order to be successful investors, we must stay focused on the things that matter most. At Ariel, we have long subscribed to the notion that we are business analysts, not stock analysts, and thus, the most critical aspect of our job is to assess a company’s ability to generate revenues and profits. For that reason, we carefully assess its growth prospects, economic returns on capital, financial health, and competitive positioning. This is where the term fundamental analysis originates.

As value investors, however, we also know the price paid for an array of company fundamentals is as important as the characteristics themselves. This, in combination with the performance of the business, is what generates returns for investors over the long run. Further, as patient investors, we also know many with much shorter time horizons often mistake everything from geopolitics and macroeconomic factors, to fads and fashions as fundamentals—and in so doing, distort share prices. The silver lining is that these distortions can create value. In fact, as uncomfortable as they can be, short-term disruptions like the fourth quarter sell-off are not a time for hand-wringing. Instead, it is a time to methodically and thoughtfully shop for years of future returns.

PORTFOLIO COMINGS AND GOINGS

In Ariel Fund, we purchased cabinet maker, Masco Corporation (MAS); as well as Knowles Corporation (KN), which provides microphones for cell phones and hearing aids. Meanwhile, we sold International

Speedway Corporation (ISCA) to pursue more compelling opportunities.

In Ariel Appreciation Fund, we eliminated The Western Union Company (WU), TEGNA, Inc. (TGNA), International Speedway Corporation and Anixter International Inc. (AXE) to take advantage of other opportunities. To that end, we added fuse-manufacturer, Littelfuse, Inc. (LFUS); luxury retailer, Tiffany & Co. (TIF); and Molson Coors Brewing Company (TAP).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	Coy, Peter. “Recessions aren’t inevitable. But there are some things that might crush the U.S. expansion.” Bloomberg BusinessWeek. January 14, 2019.
[2]	Coy, Peter. “Recessions aren’t inevitable. But there are some things that might crush the U.S. expansion.” Bloomberg BusinessWeek. January 14, 2019.
[3]

Peak to trough performance of the Russell 2000 Index using monthly returns, compounded geometrically, for the following periods: 4/30/10—6/30/10; 4/30/11—9/30/11; 5/31/15—9/30/15; and 11/30/15—2/29/16. (2016 was a leap year.)

[4]	De Aenlle, Conrad. “Safety after the Swoon.” The New York Times. January 13, 2019.
[5]	Appelbaum, Binyamin and Tankersley, Jim. “Promise from Powell, Mixed with Defiance: ‘We Will Be Patient.’” The New York Times. January 15, 2019.
[6]	Flitter, Emily and Tankersley, Jim. “Corporate Chiefs Optimistic, Despite Everything.” The New York Times. January 24, 2019.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary	31.70	11.30	14.44	14.24
Financial services	27.82	39.73	26.95	19.40
Producer durables	21.43	13.31	14.43	9.78
Materials & processing	6.85	7.40	7.08	2.92
Health care	5.35	4.95	12.76	15.01
Consumer staples	3.39	3.18	2.61	6.61
Technology	2.66	6.91	13.52	21.23
Energy	0.00	5.33	3.40	5.32
Utilities	0.00	7.85	4.79	5.50
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-19.00	-13.67	4.96	4.23	14.60	7.86	10.63

Ariel Fund–Institutional Class+	-18.94	-13.42	5.25	4.54	14.85	7.98	10.70

Russell 2500TM Value Index	-17.12	-12.36	6.59	4.16	11.62	8.63	10.57

Russell 2500TM Index	-18.49	-10.00	7.32	5.15	13.15	8.52	10.23

S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	5.62	9.96

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.01%

Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	4.2	6.	Kennametal, Inc.	3.4
2.	Zebra Technologies Corp.	4.2	7.	Nielsen Holdings plc	3.4
3.	MSG Networks, Inc.	4.1	8.	J.M. Smucker Co.	3.4
4.	Lazard Ltd., Class A	3.5	9.	Viacom, Inc., Class B	3.4
5.	TEGNA, Inc.	3.5	10.	Northern Trust Corp.	3.3

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 45.

800.292.7435 7

Ariel Appreciation Fund performance summary INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	31.20	33.70	26.26	19.40
Consumer discretionary	24.77	11.70	14.56	14.24
Producer durables	21.92	10.66	12.60	9.78
Health care	14.16	6.78	9.60	15.01
Consumer staples	4.87	5.09	4.39	6.61
Materials & processing	1.29	7.08	6.35	2.92
Energy	0.95	5.95	4.12	5.32
Technology	0.00	6.45	14.64	21.23
Utilities	0.00	12.55	7.47	5.50
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	-16.77	-13.99	3.71	2.50	13.56	7.44	9.93

Ariel Appreciation Fund–Institutional Class+	-16.70	-13.72	4.02	2.83	13.80	7.55	10.01

Russell Midcap® Value Index	-14.95	-12.29	6.06	5.44	13.03	8.65	10.74

Russell Midcap® Index	-15.37	-9.06	7.04	6.26	14.03	8.47	10.69

S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	5.62	9.30

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)

Investor Class	1.13%

Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	4.5	6.	Aflac, Inc.	3.9
2.	Northern Trust Corp.	4.3	7.	J.M. Smucker Co.	3.9
3.	First American Financial Corp.	4.2	8.	Keysight Technologies, Inc.	3.8
4.	Zimmer Biomet Holdings, Inc.	4.2	9.	Laboratory Corp. of America Holdings	3.8
5.	Kennametal, Inc.	4.1	10.	Lazard Ltd., Class A	3.7

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 45.

8	ARIELINVESTMENTS.COM

THE CLASSIC TRAITS OF VALUE INVESTING

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The 1-year total return shown here differs from the 2018 total return presented in the Financial Highlights on page 61 which reflects performance calculated in conformity with U.S. GAAP principles. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	– 19.79%	– 13.28%	+ 6.48%	+ 2.35%	+ 9.38%	+ 4.57%
Russell 1000® Value Index	– 11.72	– 8.27	+ 6.95	+ 5.95	+ 11.18	+ 6.50
S&P 500® Index	– 13.52	– 4.38	+ 9.26	+ 8.49	+ 13.12	+ 7.90

* The inception date for Ariel Focus Fund is 06/30/05.

The fourth quarter of 2018 was difficult for Ariel Focus Fund and for value investing generally. Ariel Focus Fund declined -19.79%, offsetting gains in the prior nine months. This three month return resulted in a loss of -13.28% for the full year versus -8.27% for the Russell 1000 Value Index and -4.38% for the S&P 500.

We prefer to “buy what others are selling” and, as a result, tend to own stocks with “negative momentum.” In certain industries, we like to own companies trading at a discount to their book value, particularly investment banks whose assets consist of liquid marketable securities. None of these preferences are unusual. They are all classic traits of value investing. But in 2018, these preferences put us on the wrong side of a number of market trends.

Ned Davis Research Group1 published a year-end report analyzing investing factors which worked well and poorly in 2018. In so doing, they calculated the performance of companies in the top decile of a certain factor compared to the bottom decile of that same factor. For example, Ned Davis Group found companies whose stocks had the highest correlation to the U.S. dollar outperformed companies with the lowest dollar correlation by +17.22% in 2018. So what factors worked in 2018? Generally, growth dramatically outperformed value, companies with few assets (often technology companies) beat asset intensive businesses, and momentum was a strong positive factor. Those with a high correlation to U.S. government bonds, often called “bond substitute stocks,” outperformed

800.292.7435 9

by +15.97%. A portfolio of the best performing stocks over the past 26 weeks outperformed by +11.59%, showing the strength of momentum investing. Against this backdrop, it was a particularly difficult environment for our strategy of buying what others are selling.

On the flip side, companies with the highest ratio of EBITDA to Enterprise Value, one of our favorite measures of value, underperformed by -15.95%. The market rewarded companies with low current earnings but exciting future “prospects.” The single worst performing factor in Ned Davis Group’s analysis was book-to-price. Companies with a very high book value relative to stock price underperformed by a remarkable -19.30%. Goldman Sachs Group, Inc. (GS), which ended the year trading at less than 82% of its book value, saw its shares decline -33.19%; a good illustration of this phenomenon.

“We prefer to ‘buy what others are selling’ and, as a result, tend to own stocks with ‘negative momentum.’ In certain industries, we like to own companies trading at a discount to their book value… None of these preferences are unusual. They are all classic traits of value investing.”

We believe interest rates—both in the U.S. and globally—remain at artificially low levels, objectively well below their historical averages. As a result, we continue to avoid companies whose shares will perform poorly when interest rates return to normal. These “bond substitute stocks,” which are often purchased in a search for current yield, include high dividend paying utilities, Real Estate Investment Trusts and some Master Limited Partnerships. Generally this class of securities pays a high dividend but has relatively low earnings growth potential. These stocks are not trading at a discount to their intrinsic value. Their shares have been bid up due to unusually low rates. As a result, we have avoided this sector in Ariel Focus Fund. This strategy helped our relative results over the last three years as U.S. rates have risen. The yield on the U.S. Treasury 10-year increased from the year low of +1.37% in 2016 to +3.24% in September of 2018, putting downward pressure on these bond substitutes. However, in the fourth quarter, this trend reversed with the yield on the 10-year falling all the way back to +2.66% in December. This drop in interest rates propelled utility shares in the fourth quarter. We continue to believe rates will eventually revert to their mean, perhaps even higher. Therefore, we continue to avoid utilities and REIT despite the short-term pressure on returns.

On an individual company basis, the stocks helping performance most in 2018 were Zebra Technologies Corporation (ZBRA), Hanger, Inc. (HNGR) and KKR & Co. Inc. (KKR). ZBRA’s shares returned +53.40% last year as the company’s strategy of combining bar code printers with bar code scanners has produced a compelling marketplace offering, particularly for retailers intent on tracking inventory in an Omni channel strategy. HNGR shares rose +20.32% once the company returned to the New York Stock Exchange after updating its financial filings. HNGR continues to be a leader in providing orthotic and prosthetic products and services which is a growing industry due to increases in obesity and severe diabetes. As we have discussed in past letters, KKR converted from a partnership to a C-Corp structure last year increasing the universe of its potential shareholders. As its shares reached a 10-year high of $28.73 in the third quarter, we lightened our position. In the fourth quarter, however, KKR declined -27.64% amid the general market downturn compounded by the company’s significant investment in the U.S. oil and gas exploration industry. KKR is a leader in a growing, highly profitable industry with a stock that exhibits far more volatility than the underlying business.

In 2018, our biggest detractors were Stericycle, Inc. (SRCL), Barrick Gold Corporation (GOLD) and BorgWarner Inc. (BWA). SRCL, a Wall Street favorite for decades, declined a remarkable -41.33% in 2018. We initiated a position in this leading medical waste management company in early 2018 after its share price had already been cut in half from its 2016 high. SRCL had built its leading position through a series of acquisitions of smaller independent disposal companies. In hindsight, these acquisitions had not been properly integrated. In particular, price increases for certain smaller low quantity (“LQ”) customers were artificially high and not transparent. SRCL faced lawsuits for deceptive pricing practices. The medical waste disposal business continues to grow and has large

10	ARIELINVESTMENTS.COM

regulatory barriers to entry. Our market checks indicate the company is still well regarded by its customers and can put its pricing issues behind it. By our estimates, the company is worth more than double its $37 year-end price.

GOLD fell -11.42% in 2018. Its stock has performed poorly despite relative strength in the price of gold. GOLD has faced mounting political pressures in Africa where the Tanzanian government threatened nationalization of its in-country mines. The company eventually turned over a 16% stake in three mines to the Tanzanian government in addition to the payment of $300 million in new taxes. Adding insult to injury, GOLD increased its exposure to African political risk by merging with Randgold, a gold mining company with an even higher concentration in Africa. Subsequent to the deal’s announcement, we sold out of our position.

BWA shed -30.97% in 2018 despite increasing earnings and good growth prospects in 2019. BWA is a leading provider of engine and drive train products for combustion, hybrid and electric vehicles. Its stock has been pressured over investor concerns regarding the end of gasoline powered vehicles. Many of the company’s products such as turbochargers are indeed not used on electric vehicles (“EVs”). We believe gasoline powered cars will continue to be produced in large quantities for the next 10-25 years. We also believe BWA is well-positioned for the increased production of electric vehicles as the company actually has higher content per vehicle on EV cars than on existing gasoline cars due to the technical challenges in producing power and acceleration on EV cars. At less than 9 times our estimate of next year’s increasing earnings, BWA is one of our favorite holdings.

Normally, we do not comment on events following quarter end. However, through January 25, 2019, Ariel Focus Fund has returned +10.18% compared to +6.39% for the Russell 1000 Value and +6.41% for the S&P 500, thereby recovering from some of last year’s disappointing losses. While it is early, we are pleased to be off to a promising start to the new year.

PORTFOLIO COMINGS AND GOINGS

This quarter, we initiated a position in Mohawk Industries, Inc. (MHK), a global floor manufacturer with an owner-operated management team. As previously mentioned, we exited GOLD following their recent merger announcement.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
Charles K. Bobrinskoy
Portfolio manager

1 Clissold, Ed. “Benchmark Review: Few Places to Hide.” Ned Davis Research Group. January 2, 2019.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. MLPs have risks that include governance features that can favor management over other investors, potential conflicts of interest, and concentrated exposure to a single industry or commodity. Utility stocks tend to offer high-yield dividends, though the prices are unlikely to fluctuate. This reduces the potential for capital gain and presents the risk of loss. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

800.292.7435 11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	28.06	28.03	19.40
Producer durables	18.42	6.96	9.78
Health care	16.89	15.07	15.01
Consumer discretionary	15.42	9.73	14.24
Energy	7.38	9.36	5.32
Technology	5.21	8.68	21.23
Materials & processing	4.86	4.37	2.92
Consumer staples	2.78	7.34	6.61
Utilities	0.00	10.45	5.50
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/18

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	-19.79	-13.28	6.48	2.35	9.38	4.57
Ariel Focus Fund–Institutional Class+	-19.68	-13.02	6.77	2.60	9.58	4.71
Russell 1000® Value Index	-11.72	-8.27	6.95	5.95	11.18	6.50
S&P 500® Index	-13.52	-4.38	9.26	8.49	13.12	7.90

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18) [1]	Net	Gross
Investor Class	1.00%	1.20%
Institutional Class	0.75%	0.86%

Top ten equity holdings (% of net assets)

1.	Hanger, Inc.	5.5	6.	CBS Corp., Class B	4.4
2.	Snap-on, Inc.	5.4	7.	Lazard Ltd., Class A	4.3
3.	Oracle Corp.	5.2	8.	Zimmer Biomet Holdings, Inc.	4.3
4.	Mosaic Co.	4.9	9.	BorgWarner, Inc.	4.2
5.	Blackstone Group L.P.	4.8	10.	Western Union Co.	4.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 45.

12	ARIELINVESTMENTS.COM

A FOCUS ON FUNDAMENTAL VALUE

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	–23.15%	–24.77%	+ 0.04%	– 7.50%	– 0.81%
Russell 2000® Value Index	– 18.67	– 12.86	+ 7.37	+ 3.61	+ 7.64
Russell 2000® Index	– 20.20	– 11.01	+ 7.36	+ 4.41	+ 8.63
S&P 500® Index	– 13.52	– 4.38	+ 9.26	+ 8.49	+ 11.11

* The inception date for Ariel Discovery Fund is 01/31/11

The fourth quarter of 2018 was historically punishing for investors, with a -9.03% decline marking the worst December for the S&P 500 since 1931. Rising interest rates with a hawkish Fed, heightened trade tensions, and a fear of slowing earnings and even recession already had the markets on edge. Late year political chaos, mutual fund redemptions, and tax loss selling added fuel to the fire, putting most market indexes near the -20% territory which is generally used to define a bear market.

While markets have been challenging, we do not believe much has actually changed at the fundamental level. Our companies have mostly fared well, with our average intrinsic value actually rising modestly for the year.1 Thus the gap between price and value for the Fund’s portfolio has risen dramatically, to levels last seen in early 2016 and near all-time highs.

	Discount to PMV[2] 9/30/18	Q4 return	Discount to PMV 12/31/18
Ariel Discovery Fund	– 40.9%	– 23.15%	– 51.5%

Although we have historically used Russell Value indexes as primary benchmarks, we have also been concerned that

800.292.7435 13

they poorly represent our deep value portfolios due to size and industry weightings. Specifically, they skew larger and have massive financial weightings with an emphasis on banks—where we rarely find candidates. In 2015, LD Micro created a microcap index which we have studied and now has nearly three calendar years. We plan to do more work on this index and potentially write in detail about it soon. At a minimum, this index gives further insight into the world in which we specialize, and it may prove to be a better fit going forward.

Average annual total returns as of 12/31/18

	4Q18	2018	2017	Since LD Micro inception*
Ariel Discovery Fund	– 23.15%	– 24.77%	+ 8.24%	+ 3.25%
LD Micro Index	– 26.54	– 25.13	+ 17.95	+ 1.67

* The inception date for LD Micro is 02/02/16

A FOCUS ON FUNDAMENTAL VALUE

As long-term investors, we focus on intrinsic value which we believe is ultimately rewarded by the market. In that vein, long periods of underperformance actually signal potential for future gains. Again, although there are some clear winners and losers, we believe in aggregate our portfolios are worth more than a year ago. Accordingly, we thought it would be instructive to discuss our largest winners and losers of 2018 in terms of pure fundamentals, along with one example in each direction where a company’s stock price diverged from changes in intrinsic value.

“While markets have been challenging, we do not believe much has actually changed at the fundamental level.”

Kindred Biosciences (KIN)

Easily our biggest fundamental winner in 2018, Kindred, an animal pharmaceutical developer, remains one of our highest conviction holdings. Our PMV estimate soared by +142%2 during the year, led by two developments. In May, Mirataz, the first and only transdermal treatment for weight loss in cats, was approved and subsequently launched. This moved the company from the development to the commercial stage. Then, in October, KIN announced positive results for its fully-canonized anti-IL31 antibody for the treatment of atopic dermatitis. One in six dogs has this skin allergy, making this a potentially multi-hundred million dollar opportunity. The results of this study along with the likelihood of success in other similar molecules being developed by KIN dramatically augmented the intrinsic value for this well-managed company.

SeaChange International (SEAC)

While Chief Executive Officer, Ed Terino, has done a solid job of cutting costs and preserving cash since stepping in as CEO of this digital media software provider in 2016, industry forces have made the turnaround harder than he or we anticipated. Budget cuts and delayed orders by key customers caused us to cut both our revenue estimates and the multiple we apply, thereby driving our PMV down -55%2 since year-end 2017. We continue to hold a small position as the stock now trades below tangible book value and at just 140% of cash. Optionality exists based on a robust bookings pipeline and/or being acquired, which could drive meaningful upside, but we are not willing to include these in our base case valuation.

“As long-term investors, we focus on intrinsic value which we believe is ultimately rewarded by the market.”

Glu Mobile (GLUU)

Our investment in Glu Mobile represents the best of outcomes—a company which was deeply discounted at purchase, which grew intrinsic value. Then, its stock rose by even more than the fundamental value increased, as enthusiasm and momentum took hold. Chief Executive Officer, Nick Earl, took the helm of this mobile gaming company in late 2016 and successfully implemented a growth strategy based on internal creative IP, game launch decision-making, and operational excellence as well as financial discipline. As results improved, our PMV rose by +37%.3 In August, as the stock ran through our valuation target, we sold the last of our holdings at a year-to-date gain of roughly +90%.

14	ARIELINVESTMENTS.COM

180 Degree Capital (TURN)

This is an example where intrinsic value grew +4.7%3 yet the stock declined -11.17% over the year. Chief Executive Officer, Kevin Rendino, and President, Daniel Wolfe, make up perhaps our favorite management team. They provide experience and a fanatical devotion to shareholder value for the former Harris & Harris Group. They have successfully transitioned the company from a Business Development Company (BDC) to a closed-end fund focused on constructive activism. Net Asset Value (NAV) grew for the second straight year after a multi-year decline. We believe investors have yet to appreciate the discount to true asset value of TURN’s legacy private investments along with management’s ability to identify and drive realization of undervalued public companies. We believe the stock is worth more than twice its current quote.

PORTFOLIO COMINGS AND GOINGS

We did not purchase any new names in the quarter. We eliminated Team, Inc. (TISI) and AutoWeb Inc. (AUTO)

to add to some of our more compelling names.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead portfolio manager

[1]

The average intrinsic value of the Fund is a weighted average calculation of the private market value (PMV) of the Fund’s year-end holdings. PMV is Ariel’s internal estimate of fair value for each company.

[2]	This represents a change in Ariel’s estimate of the portfolio holding’s private market value (PMV) and is not indicative of the portfolio holding’s performance.
[3]	This represents a change in Ariel’s estimate of the portfolio holding’s private market value (PMV) and is not indicative of the portfolio holding’s performance.

The LD Micro Index is designed to give the most accurate representation of the intraday activity of microcap stocks in North America, employing a mixture of screening for inclusion and manual exclusion where deemed appropriate. The index is market cap weighted and is comprised of approximately 1,014 stocks in the U.S. and Canada. As of June 30, 2018, the market cap of the companies in the index ranged between $50 million and $300 million.

800.292.7435 15

Ariel Discovery Fund performance summary INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

		Russell
	Ariel	2000	Russell	S&P
	Discovery	Value	2000	500
	Fund†	Index	Index	Index

Technology	26.89	10.18	13.47	21.23

Financial services	25.03	41.39	25.73	19.40

Consumer discretionary	19.53	12.22	15.22	14.24

Health care	9.26	4.15	15.25	15.01

Producer durables	5.70	11.32	13.41	9.78

Materials & processing	4.38	5.31	6.15	2.92

Utilities	4.13	7.84	4.79	5.50

Energy	3.13	5.34	3.49	5.32

Consumer staples	0.00	2.26	2.49	6.61

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/18

					Since
	Quarter	1-year	3-year	5-year	inception

Ariel Discovery Fund–Investor Class	-23.15	-24.77	0.04	-7.50	-0.81
Ariel Discovery Fund–Institutional Class+	-23.07	-24.53	0.32	-7.26	-0.56
Russell 2000® Value Index	-18.67	-12.86	7.37	3.61	7.64
Russell 2000® Index	-20.20	-11.01	7.36	4.41	8.63
S&P 500® Index	-13.52	-4.38	9.26	8.49	11.11

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]	Net	Gross

Investor Class	1.25%	1.59%

Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Kindred Biosciences, Inc.	6.8	6.	Cowen Group, Inc., Class A	4.7
2.	RealNetworks, Inc.	5.7	7.	Telenav, Inc.	4.3
3.	Century Casinos, Inc.	5.6	8.	Capital Southwest Corp.	4.2
4.	Green Brick Partners, Inc.	5.1	9.	ORBCOMM, Inc.	4.1
5.	Safeguard Scientifics, Inc.	4.7	10.	Strattec Security Corp.	4.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2020. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 45.

16	ARIELINVESTMENTS.COM

THE MORE THE MARKETS CHANGE, THE MORE WE STAY THE SAME

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year		5-year		Since inception*
Ariel International Fund	– 9.23%	– 9.81%	+	1.34%	+	1.13%	+ 4.84%
MSCI EAFE Net Index	–12.54	–13.79	+	2.87	+	0.53	+ 5.75
MSCI ACWI ex-US Net Index	–11.46	–14.20	+	4.48	+	0.68	+ 4.85

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 12/31/18

	4Q18	1-year	3-year	5-year	Since inception*
Ariel Global Fund	–11.50%	– 6.03%	+ 4.58%	+ 3.86%	+ 7.22%
MSCI ACWI Net Index	–12.75	– 9.42	+ 6.60	+ 4.26	+ 8.38

* The inception date for the Ariel Global Fund is 12/30/11.

PERFORMANCE WITHOUT TURNOVER

Perhaps the most noteworthy aspect of 2018 was the dramatic deviation in stock market returns from the prior year. Markets swung from delivering double digit gains in 2017 to posting significant losses in 2018. Emerging markets went from being the best performing asset class

(+37.28%) to the worst (-14.57%).1 And whereas the international developed markets outperformed the U.S. in 2017, they underperformed last year.

In short, a slew of macro factors stoked investor fears and drove markets down. But as conditions deteriorated, both Funds began to outperform. While we lagged in the

800.292.7435 17

momentum-driven, late-stage bull market that persisted for most of 2017 and into 2018, we better protected capital in the recent downturn. When all was said and done, our Funds significantly outperformed their benchmarks. Given our dual performance objectives to deliver strong absolute and relative returns, we are not surprised by this outcome. At the core of every stock thesis is a process that considers the upside as well as the downside potential for a name.

THE MORE THE MARKETS CHANGE,

THE MORE WE STAY THE SAME

Notably, our strong relative performance was achieved with portfolio turnover near historical lows. Over the last year, turnover in Ariel Global Fund was 21.28%, and 8.70% in Ariel International Fund. In other words, the exact same holdings that hurt one year, actually helped the next. In fact, most of the issues that drove outperformance were longtime holdings which illustrates the merits of our patient approach. While markets may change from one period to the next, our investment process remains the same. Risk management is embedded in every step—regardless of the market backdrop. This discipline lies in stark contrast to many portfolio managers who choose to reposition portfolios in response to gyrating stock prices which not only drives up turnover, but also trading costs. The following two examples underscore this point.

“At the core of every stock thesis is a process that considers the upside as well as the downside potential for a name.”

Pharmaceutical company GlaxoSmithKline (GSK) has an industry-leading respiratory franchise focused on asthma and chronic obstructive pulmonary disease (COPD) which includes a number of illnesses such as chronic bronchitis and emphysema. Additionally, GSK’s consumer (including household brands such as Panadol, Theraflu, Sensodyne and Tums) and vaccines businesses now have potential for significant margin improvement through a joint venture with Pfizer Inc. (PFE). In our view, all three businesses have high barriers to entry, attractive long-term economics and resilient cash flows.

Additionally, GSK has a strong balance sheet and offers an attractive dividend yield of over 5%.

However, the headwind arising from the patent expiration of its blockbuster asthma drug, Advair, combined with not meeting overly optimistic expectations from its interest in VIIV Healthcare, led to weak share price performance in 2017. Despite these shortcomings, we believed most investors were overlooking the longer term opportunity from a strong new product pipeline. Over time, consensus moved closer to our expectations. As investor interest in GSK’s defensive characteristics grew, our patience was rewarded as its price appreciated more than +19% since the 2017 decline in GSK’s London shares. We continue to hold GSK given the upside that we still see ahead.

“The exact same holdings that hurt one year, actually helped the next. In fact, most of the issues that drove outperformance were longtime holdings which illustrates the merits of our patient approach.”

Ahold Delhaize (AD) was another top contributor in 2018 whose gains followed a challenging period. As you may recall, Ahold and Delhaize (Belgium) merged in 2016. The resulting company represents a supermarket chain with approximately half its business in the Benelux and other half in the U.S. where it operates brands such as Food Lion, Stop & Shop and Peapod. Its larger scale complementary strengths and limited geographic overlap drove strong synergies. Solid execution and judicious capital expenditures have resulted in superior operating margins, prodigious free cash flow generation and generous payouts in the form of dividends and buybacks.

Unfortunately, AD’s shares fell sharply following Amazon’s (AMZN) acquisition of Whole Foods in 2017. Investors feared AMZN would disrupt groceries the way the online behemoth had fundamentally changed other segments of retail. Our research suggested this conclusion was incorrect. We believed AMZN’s purchase of Whole Foods was not an offensive move, but a defensive one—the company lacked the specialized distribution capabilities needed to handle perishable goods that Whole Foods possessed. We took advantage of the pullback in AD to significantly increase our position.

18	ARIELINVESTMENTS.COM

Subsequently, the company’s shares have jumped +54% between September 2017 and December 2018—now trading well above prior highs, and supported by strong results and share buyback commitments. With its leading market share in most regions, AD continues to generate hefty cash flows. This allows for returns on invested capital in the 15-20% range over the last decade which is high in absolute terms as well as relative to the grocery sector. Collectively, these factors coupled with a strong 3% dividend yield contributed to our attraction to the business.

“While markets may change from one period to the next, our investment process remains the same. Risk management is embedded in every step—regardless of the market backdrop.”

While both GSK and AD shares sagged in 2017, we know short-term performance setbacks often reverse when investor sentiment changes. In the near-term, stock prices often reflect nothing more than hopes and fears. In the long run, however, they trade based upon fundamentals. As such, both companies are good examples of the high quality businesses we invest in—businesses with strong competitive positions, high returns on invested capital, significant growth potential, and sturdy financial resources.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio manager

1 MSCI Emerging Markets Index

The returns of GlaxoSmithKline plc mentioned in the letter represents the returns of ordinary shares.

800.292.7435 19

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	24.79	5.55	7.65
Health care	13.24	11.14	8.35
Consumer staples	12.61	11.61	9.89
Financials	9.02	19.49	22.18
Information technology	8.42	5.96	7.90
Energy	8.24	5.86	7.30
Consumer discretionary	7.70	11.23	10.58
Utilities	3.40	3.76	3.40
Industrials	3.07	14.31	11.72
Real estate	0.60	3.73	3.36
Materials	0.00	7.37	7.68

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/18

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	-9.23	-9.81	1.34	1.13	4.84

Ariel International Fund–Institutional Class	-9.26	-9.65	1.57	1.37	5.08

MSCI EAFE Index (net)	-12.54	-13.79	2.87	0.53	5.75

MSCI ACWI ex-US Index (net)	-11.46	-14.20	4.48	0.68	4.85

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]	Net	Gross
Investor Class	1.13%	1.31%
Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	6.8	6.	Gemalto N.V.	4.5
2.	Roche Holding AG	6.6	7.	Michelin (CGDE)	4.1
3.	GlaxoSmithKline plc	6.2	8.	NTT DOCOMO, Inc.	3.5
4.	China Mobile Ltd.	6.1	9.	Snam SpA	3.5
5.	Koninklijke Ahold Delhaize N.V.	4.9	10.	Nokia Corp.	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)
Japan	17.71	China	8.75
Switzerland	10.35	United States	6.20
Germany	10.22	France	5.40
Netherlands	9.41	Italy	3.90
United Kingdom	9.11	Spain	3.63

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 45.

20	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	23.02	12.11

Communication services	21.01	8.99

Information technology	16.00	14.80

Financials	9.37	17.23

Consumer staples	7.89	8.44

Energy	7.02	6.18

Consumer discretionary	4.79	10.45

Utilities	3.13	3.36

Industrials	2.28	10.29

Real estate	0.25	3.18

Materials	0.00	4.98
*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/18

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	-11.50	-6.03	4.58	3.86	7.22

Ariel Global Fund–Institutional Class	-11.49	-5.83	4.83	4.10	7.49

MSCI ACWI Index (net)	-12.75	-9.42	6.60	4.26	8.38

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/18)[1]	Net	Gross
Investor Class	1.13%	1.46%
Institutional Class	0.88%	0.98%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.5	6.	Philip Morris Intl, Inc.	4.2
2.	China Mobile Ltd.	6.8	7.	Berkshire Hathaway, Inc., Class B	3.9
3.	Roche Holding AG	6.5	8.	Baidu, Inc.	3.9
4.	GlaxoSmithKline plc	6.1	9.	Johnson & Johnson	3.8
5.	Gilead Sciences, Inc.	5.8	10.	Michelin (CGDE)	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	43.32	Germany	4.08
China	10.64	France	3.79
Japan	9.36	Finland	2.62
Switzerland	7.36	Netherlands	2.29
United Kingdom	7.00	Spain	1.19

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2020. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 45.

800.292.7435 21

Adtalem Global Education Inc. (NYSE: ATGE)
500 West Monroe Street, Suite 28
Chicago, IL 60661
630.515.7700 | Adtalem.com

Headquartered in Chicago, Adtalem Global Education is a global provider of for-profit education. Its roots date back to 1931 when Herman A. DeVry founded DeForest Training School, which would eventually become DeVry University. Several acquisitions and a recent name change later, Adtalem became the diversified educator it is today, serving over 120,000 students across disciplines ranging from business to medicine. After proving to be resilient during the financial crisis, the company faced several challenges, including heightened regulatory scrutiny and increasing online competition. Yet, a new leadership team has taken a discerning eye to the entire portfolio and what remains today is a unique collection of valuable and growing institutions.

OPTIMIZING THE PORTFOLIO

In early 2016 Adtalem’s stock price had fallen to its lowest share price in a decade over concerns that heightened regulatory scrutiny and increased online competition had become too much for DeVry University to bear. The company named board member Lisa Wardell as its new CEO, in hopes that she could breathe new life into a misunderstood collection of educational assets. She quickly took action to turn the ship, none more important than to increase the focus on return on invested capital and shed any assets that did not meet muster. Over the past few years, she settled outstanding regulatory investigations, sold off both DeVry University and Carrington College and shifted capital allocation to strengthen the balance sheet and repurchase shares. The risk and growth profiles have now both dramatically improved.

SEVERAL LONG RUNWAYS

The shift in Adtalem’s educational portfolio has been nothing short of dramatic. Approximately 76% of total company operating profits now come from medical and healthcare schools, including well recognized brands like the Ross University and Chamberlain University. With doctors and nurses both in short supply, these schools clearly stand to benefit. Another 12% of profits come from the company’s schools in Brazil, where for-profit providers are valued partners in the government’s ambitious goals to improve educational attainment. And finally, the remaining 11% of profits come from some of the best brands in professional certification, including Becker CPA review and ACAMS, the largest international organization dedicated to financial crime prevention. As a whole, Adtalem expects to grow revenues 5% to 7% annually and generate returns on capital of 12% to 14%.

THE RIGHT LEADERSHIP

CEO Wardell has consistently made decisions that were difficult in the short term but best for the long-term. DeVry University, despite being the flagship institution, was no longer a sacred cow. Carrington College, which had been acquired under prior leadership, was no longer a never-ending turnaround project. These decisions freed up capital to fuel the fastest growing institutions, strengthen the balance sheet and return to shareholders. Since the baton was passed to this management team, Adtalem has repurchased nearly $200M in stock, while still accumulating a net cash position of nearly $2 per share.

A LONG TERM VIEW

Despite this impressive transformation, Adtalem’s stock price suggests that investors still view the company through an outdated lens. The long runway of demand fueling the company’s growth across healthcare, professional certification and emerging markets is both secular and more immune to past challenges. As of December 31, 2018, shares traded at $47.32, a 5.7% discount to our private market value of $50.16.

22	ARIELINVESTMENTS.COM

Affliliated Managers Group, Inc. (NYSE: AMG)
777 South Flager Drive
West Palm Beach, FL 33401
800.345.1100 | Amg.com

Founded in 1993, Affiliated Managers Group (AMG) is one of the largest asset management firms in the world. Through its affiliates, AMG offers institutional, retail and high net worth investors investment products across a wide range of traditional and alternative strategies. As of September 30, 2018, AMG had $830 billion in assets under management (AUM).

UNIQUE BUSINESS MODEL

AMG operates a unique manager-of-managers business model - purchasing meaningful equity interests in small-to-mid-size boutique asset managers, and in return, receiving a fixed percentage of revenues. AMG’s partnership approach allows for its affiliates’ management teams to own significant equity and to maintain complete operational independence. AMG does not directly manage investments nor the day-to-day activities of its affiliates. Instead, the Company provides strategic, operational and technological support, and importantly, access to its distribution platform.

SUSTAINABLE COMPETITIVE ADVANTAGES

Beyond the intangible value of its affiliate brand franchises, AMG’s competitive advantages include its investment product mix and its global distribution network. With investments in 39 affiliates, including alternative asset managers AQR Capital Management, ValueAct Capital Management and BlueMountain Capital Management, as well as global/international managers, including Tweedy, Browne Company, Artemis Investment Management and Harding Loevner, AMG is the buyer of choice for asset managers seeking a partnership with significant equity while maintaining operational autonomy. We believe investors are underestimating the strength of AMG’s franchise and its focus on alternative investments and global equities.

NOT THE TYPICAL ASSET MANAGER

AMG has over 25 years of successful partnerships and a strong product line-up in growth areas, leading to a long record of organic growth from cash flows. Although not completely insulated from the issues surrounding passive investing, AMG is a well-diversified institutional-oriented active asset manager with approximately 73% of its AUM invested in alternative strategies and global equities. Not surprisingly, AMG’s largest affiliates are alternative asset managers and/or are internationally focused and/or based. This makes AMG one of the largest alternatives managers in the world with alts representing approximately $322 billion in AUM, or 39% of its total. Factor investing and alternative beta pioneer AQR Capital Management accounts for 27% of AMG’s AUM. Through its partnership, AQR has grown from $12 billion in AUM to $226 billion today.

STRONG LEADERSHIP

In May 2018, Nathaniel Dalton was named chief executive officer, succeeding Sean Healey. Mr. Healy, who will serve as Executive Chairman, had to abruptly step down because of health issues. As one of the Company’s founders, Mr. Dalton has served as AMG’s COO since 2006 and was named president in 2011. We have a great deal of confidence in Mr. Dalton’s leadership abilities and believe he will continue to execute a similar capital allocation strategy to that of his predecessor.

INTRINSIC VALUE GREATER THAN CURRENT SHARE PRICE

With a December 31, 2018, closing price of $97.44, AMG shares traded at a 50% discount to our private market value estimate of $195.00 and at only 6.3x Calendar 2019 Cash EPS. In our view Wall Street is failing to distinguish and reward AMG and its heavily-weighted alternative-asset affiliate business model from traditional active management firms.

800.292.7435 23

Knowles Corp. (NYSE: KN)
1151 Maplewood Drive
Itasca, IL 60143
630.250.5100 | Knowles.com

Founded in 1946, Knowles (KN) is a leading supplier of acoustic components to smartphone and hearing aid manufacturers. Only a handful of competitors have the technology and scale to serve the marketplace. In smartphones, Knowles further distinguishes itself through vertical integration: it engineers and manufactures its own products. Investors’ fixation on quarterly unit volumes has resulted in fears over peaking smartphone demand. However, Knowles’ expertise, vertical integration and newfound operating leverage positions the company for a long runway of profitable growth across smartphones and connected devices, with diversification offered by hearing aids and industrial components.

ACOUSTICS AS A CORE COMPETENCY

Today, Knowles is a leading supplier of the miniature microphones that are used in smartphones, essential components for hearing aids, as well as advanced components used in power supply, radar, and satellites. For over 75 years, Knowles has steadily built upon its expertise in acoustics. By the mid-1990s, Knowles’ acoustics technology was used in consumer electronics, and in the early 2000s, Knowles’ miniature microphones helped make thin mobile phones a reality. By 2011, Knowles had shipped 2 billion of these microphones, and crossed the 10 billion unit milestone in 2017.

VERTICAL INTEGRATION IN SMARTPHONES

Voice-controlled audio uses are already becoming more prevalent globally, much as the way “touch” uses were years ago. Rather than integrating its applications into the standard chips provided by the large chip makers, Knowles has moved digital signal processing onto the microphone itself (“Intelligent Audio”). This differentiates Knowles from the competition because it gives the company the ability to sell proprietary hardware and software together, thereby freeing them from being locked into any single chip. Also, integrating “chip” capabilities into the microphone enables Knowles to process audio signals locally, without having to interact with the cloud. This not only saves power on the devices and bandwidth for data, but also adds the benefit of privacy of users’ data.

IMPROVED FREE CASH FLOW POTENTIAL

Over the past 2 years, Knowles has refocused its business through the divestiture of non-core units and reduction of gross debt. The company has already established the base technology that it needs for voice-controlled audio applications, so it is unlikely to require substantial increases in development expenses in the near future. The same can be said for the efficiency of Knowles’ manufacturing capacity. With its existing positions in smartphones, hearing aids, and industrial capacitors, plus a new and growing Intelligent Audio business, Knowles’ refocused operations and improved balance sheet should substantially improve free cash flow generation.

POTENTIAL UPSIDE

Investors are focusing on the near-term decline in global smartphone volumes. However, the long-term opportunity for Knowles is growing the revenue it derives per device, by selling its new Intelligent Audio capabilities with its microphones. Its largest microphone competitors do not focus on audio engineering, and also have to pay higher costs because they often buy their microphones from third parties. Knowles’ focus on its core competency is paying off with potential clients. In the last year, the company has reached agreements to provide “SmartMics” to 3 major Chinese companies, and won the audio software contract for Facebook’s newly-released home device, the Portal. As of December 31, 2018 the stock traded at $13.31, a significant discount to our estimate of its private market value.

24	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	12/31/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	2.43	1.94	18.91	(0.44)	(4.90)	(1.24)	NM	NM	NM	87
MTS Systems Corp.	MTSC	40.13	38.42	57.00	3.02	3.05	3.18	13.3	13.2	12.6	717
U.S. Silica Holdings, Inc.	SLCA	10.18	9.30	38.70	0.68	1.77	1.29	15.0	5.8	7.9	789
Knowles Corp.	KN	13.31	10.95	18.32	0.46	0.49	0.84	28.9	27.2	15.8	1,200
MSG Networks, Inc.	MSGN	23.56	17.95	28.13	2.19	2.35	2.65	10.8	10.0	8.9	1,763
Anixter Intl, Inc.	AXE	54.31	50.05	88.85	4.93	5.20	6.19	11.0	10.4	8.8	1,839
Brady Corp.	BRC	43.46	35.00	47.35	1.81	1.85	2.38	24.0	23.5	18.3	2,280
Meredith Corp.	MDP	51.94	47.30	69.35	3.91	4.32	5.41	13.3	12.0	9.6	2,337
TEGNA, Inc.	TGNA	10.87	10.00	15.60	2.67	1.15	1.67	4.1	9.5	6.5	2,340
Simpson Manufacturing Co., Inc.	SSD	54.13	49.54	78.36	1.93	1.94	3.55	28.0	27.9	15.2	2,488
Kennametal, Inc.	KMT	33.28	30.32	52.52	1.48	2.23	3.37	22.5	14.9	9.9	2,732
Adtalem Global Education, Inc.	ATGE	47.32	41.76	58.80	2.70	2.93	3.11	17.5	16.2	15.2	2,798
Oaktree Capital Group LLC	OAK	39.75	38.65	46.80	3.05	3.97	3.04	13.0	10.0	13.1	2,843
Stericycle, Inc.	SRCL	36.69	34.36	76.73	4.52	4.34	4.21	8.1	8.5	8.7	3,324
Mattel, Inc.	MAT	9.99	9.09	18.88	1.78	(3.07)	0.06	5.6	NM	166.5	3,449
Janus Henderson Group plc	JHG	20.72	19.00	41.64	1.94	2.48	2.87	10.7	8.4	7.2	4,022
Littelfuse, Inc.	LFUS	171.48	155.15	238.11	6.99	8.37	11.78	24.5	20.5	14.6	4,313
Lazard Ltd.	LAZ	36.91	33.54	60.00	3.09	3.55	4.23	11.9	10.4	8.7	4,373
First American Financial Corp.	FAF	44.64	41.96	62.71	3.04	3.78	4.43	14.7	11.8	10.1	4,990
Affiliated Managers Group, Inc.	AMG	97.44	88.47	217.00	12.84	14.62	16.35	7.6	6.7	6.0	5,135
Fair Isaac Corp.	FICO	187.00	152.47	241.10	3.59	3.77	5.76	52.1	49.6	32.5	5,426
Charles River Laboratories Intl, Inc.	CRL	113.18	96.70	139.72	4.56	5.27	6.18	24.8	21.5	18.3	5,443
JLL	JLL	126.60	122.05	178.75	8.51	9.65	11.07	14.9	13.1	11.4	5,768
The Madison Square Garden Co.	MSG	267.70	205.22	330.00	(0.59)	0.08	2.64	NM	3346.3	101.4	6,358
Bio-Rad Laboratories, Inc.	BIO	232.22	220.05	345.15	4.18	4.56	6.84	55.6	50.9	34.0	6,958
Western Union Co.	WU	17.06	16.42	22.21	1.87	1.96	2.12	9.1	8.7	8.0	7,570
Interpublic Group of Cos., Inc.	IPG	20.63	19.15	26.01	1.51	1.46	1.90	13.7	14.1	10.9	7,929
Snap-on, Inc.	SNA	145.29	135.29	189.46	10.07	9.52	12.39	14.4	15.3	11.7	8,162
Nielsen Holdings plc	NLSN	23.33	20.53	39.25	2.81	2.89	2.50	8.3	8.1	9.3	8,282
Zebra Technologies Corp.	ZBRA	159.23	102.75	184.75	5.04	6.92	10.35	31.6	23.0	15.4	8,567
Mohawk Industries, Inc.	MHK	116.96	109.35	282.21	13.01	13.95	13.46	9.0	8.4	8.7	8,725
Masco Corp.	MAS	29.24	27.03	46.45	1.52	1.95	2.79	19.2	15.0	10.5	8,863
KKR & Co., Inc.	KKR	19.63	18.30	28.73	1.65	1.66	1.88	11.9	11.8	10.4	10,317
Viacom, Inc.	VIAB	25.70	23.31	35.55	3.76	3.91	4.53	6.8	6.6	5.7	10,360
J.M. Smucker Co.	SJM	93.49	91.32	133.38	8.17	9.06	8.40	11.4	10.3	11.1	10,639
Keysight Technologies, Inc.	KEYS	62.08	41.60	70.40	2.22	2.40	3.68	28.0	25.9	16.9	11,584
Laboratory Corp. of America Holdings	LH	126.36	119.38	190.36	8.83	9.60	11.25	14.3	13.2	11.2	12,813
CBRE Group, Inc.	CBRE	40.04	37.45	50.43	2.30	2.71	3.40	17.4	14.8	11.8	13,649
Northern Trust Corp.	NTRS	83.59	75.96	115.61	4.32	4.74	7.07	19.3	17.6	11.8	18,506
Royal Caribbean Cruises Ltd.	RCL	97.79	89.48	135.65	7.12	7.53	9.50	13.7	13.0	10.3	20,436

Note: Holdings are as of December 31, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2018 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Appreciation Fund statistical summary	12/31/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 12/31/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	2.43	1.94	18.91	(0.44)	(4.90)	(1.24)	NM	NM	NM	87
U.S. Silica Holdings, Inc.	SLCA	10.18	9.30	38.70	0.68	1.77	1.29	15.0	5.8	7.9	789
MSG Networks, Inc.	MSGN	23.56	17.95	28.13	2.19	2.35	2.65	10.8	10.0	8.9	1,763
Houlihan Lokey, Inc.	HLI	36.80	34.32	53.20	1.46	1.89	2.96	25.2	19.5	12.4	2,420
Kennametal, Inc.	KMT	33.28	30.32	52.52	1.48	2.23	3.37	22.5	14.9	9.9	2,732
Stericycle, Inc.	SRCL	36.69	34.36	76.73	4.52	4.34	4.21	8.1	8.5	8.7	3,324
Mattel, Inc.	MAT	9.99	9.09	18.88	1.78	(3.07)	0.06	5.6	NM	166.5	3,449
Littelfuse, Inc.	LFUS	171.48	155.15	238.11	6.99	8.37	11.78	24.5	20.5	14.6	4,313
Lazard Ltd.	LAZ	36.91	33.54	60.00	3.09	3.55	4.23	11.9	10.4	8.7	4,373
First American Financial Corp.	FAF	44.64	41.96	62.71	3.04	3.78	4.43	14.7	11.8	10.1	4,990
BOK Financial Corp.	BOKF	73.33	69.96	107.00	3.53	5.29	7.27	20.8	13.9	10.1	4,798
Charles River Laboratories Intl, Inc.	CRL	113.18	96.70	139.72	4.56	5.27	6.18	24.8	21.5	18.3	5,443
JLL	JLL	126.60	122.05	178.75	8.51	9.65	11.07	14.9	13.1	11.4	5,768
Oaktree Capital Group LLC	OAK	39.75	38.65	46.80	3.05	3.97	3.04	13.0	10.0	13.1	2,843
The Madison Square Garden Co.	MSG	267.70	205.22	330.00	(0.59)	0.08	2.64	NM	3346.3	101.4	6,358
BorgWarner, Inc.	BWA	34.74	32.46	58.22	3.45	2.08	4.73	10.1	16.7	7.3	7,235
Nordstrom, Inc.	JWN	46.61	43.70	67.75	3.25	2.67	3.86	14.3	17.5	12.1	7,872
Interpublic Group of Cos., Inc.	IPG	20.63	19.15	26.01	1.51	1.46	1.90	13.7	14.1	10.9	7,929
Snap-on, Inc.	SNA	145.29	135.29	189.46	10.07	9.52	12.39	14.4	15.3	11.7	8,162
Nielsen Holdings plc	NLSN	23.33	20.53	39.25	2.81	2.89	2.50	8.3	8.1	9.3	8,282
Tiffany & Co.	TIF	80.51	73.04	141.64	3.75	4.13	5.17	21.5	19.5	15.6	9,814
National Oilwell Varco	NOV	25.70	24.27	49.08	(0.22)	0.21	1.27	NM	122.4	20.2	9,852
Viacom, Inc.	VIAB	25.70	23.31	35.55	3.76	3.91	4.53	6.8	6.6	5.7	10,360
J.M. Smucker Co.	SJM	93.49	91.32	133.38	8.17	9.06	8.40	11.4	10.3	11.1	10,639
Keysight Technologies, Inc.	KEYS	62.08	41.60	70.40	2.22	2.40	3.68	28.0	25.9	16.9	11,584
Molson Coors Brewing Co.	TAP	56.16	54.17	85.86	5.17	5.22	5.92	10.9	10.8	9.5	12,119
Laboratory Corp. of America Holdings	LH	126.36	119.38	190.36	8.83	9.60	11.25	14.3	13.2	11.2	12,813
Cardinal Health, Inc.	CAH	44.60	42.17	75.75	5.14	5.24	5.12	8.7	8.5	8.7	13,380
CBRE Group, Inc.	CBRE	40.04	37.45	50.43	2.30	2.71	3.40	17.4	14.8	11.8	13,649
CBS Corp.	CBS	43.72	41.38	61.59	3.74	4.22	5.72	11.7	10.4	7.6	16,395
Omnicom Group, Inc.	OMC	73.24	65.85	83.34	5.41	4.65	6.14	13.5	15.8	11.9	16,414
Stanley Black & Decker, Inc.	SWK	119.74	106.41	176.62	7.28	8.31	9.42	16.4	14.4	12.7	18,435
Northern Trust Corp.	NTRS	83.59	75.96	115.61	4.32	4.74	7.07	19.3	17.6	11.8	18,506
Willis Towers Watson plc	WLTW	151.86	134.50	164.99	7.96	8.51	10.70	19.1	17.8	14.2	19,729
Blackstone Group L.P.	BX	29.81	26.88	40.60	2.00	2.81	2.94	14.9	10.6	10.1	19,955
Zimmer Biomet Holdings, Inc.	ZBH	103.72	96.99	134.55	7.96	8.03	7.96	13.0	12.9	13.0	21,159
KKR & Co., Inc.	KKR	19.63	18.30	28.73	1.65	1.66	1.88	11.9	11.8	10.4	10,317
Aflac, Inc.	AFL	45.56	41.41	48.19	3.31	3.66	4.36	13.8	12.4	10.4	34,767
Progressive Corp.	PGR	60.33	50.79	73.69	1.70	2.68	4.76	35.5	22.5	12.7	35,178
Illinois Tool Works, Inc.	ITW	126.69	117.75	179.07	6.14	7.02	8.56	20.6	18.0	14.8	42,036
Thermo Fisher Scientific, Inc.	TMO	223.79	190.38	253.91	8.28	9.49	12.14	27.0	23.6	18.4	90,093

Note: Holdings are as of December 31, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2018 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—99.20%	Value

	Consumer discretionary & services—31.70%
3,144,484	MSG Networks, Inc.(a)(b)	$74,084,043
5,790,552	TEGNA, Inc.	62,943,300
2,643,735	Nielsen Holdings plc	61,678,337
2,365,225	Viacom, Inc., Class B	60,786,283
1,110,781	Meredith Corp.	57,693,965
2,754,766	Interpublic Group of Cos., Inc.	56,830,823
551,440	Royal Caribbean Cruises Ltd.	53,925,318
5,141,800	Mattel, Inc.(a)	51,366,582
433,704	Mohawk Industries, Inc.(a)	50,726,020
691,999	Adtalem Global Education, Inc.(a)	32,745,393
41,124	The Madison Square Garden Co., Class A(a)	11,008,895
		573,788,959

	Consumer staples—3.39%
656,845	J.M. Smucker Co.	61,408,439

	Financial services—27.82%
3,856,139	KKR & Co., Inc.	75,696,009
1,709,703	Lazard Ltd., Class A	63,105,138
718,800	Northern Trust Corp.	60,084,492
1,413,853	CBRE Group, Inc., Class A(a)	56,610,674
1,251,088	First American Financial Corp.	55,848,568
436,699	JLL	55,286,093
1,093,023	Oaktree Capital Group LLC	43,447,664
329,300	Affiliated Managers Group, Inc.	32,086,992
1,497,949	Janus Henderson Group plc	31,037,503
1,238,554	Western Union Co.	21,129,731
48,963	Fair Isaac Corp.(a)	9,156,081
		503,488,945

	Health care—5.35%
304,600	Laboratory Corp. of America Holdings(a)	38,489,256
278,806	Charles River Laboratories Intl, Inc.(a)	31,555,263
115,381	Bio-Rad Laboratories, Inc.(a)	26,793,776
		96,838,295

	Materials & processing—6.85%
1,013,497	Simpson Manufacturing Co., Inc.	54,860,593
4,132,261	U.S. Silica Holdings, Inc.(b)	42,066,417
925,900	Masco Corp.	27,073,316
		124,000,326

	Producer durables—21.43%
472,100	Zebra Technologies Corp.(a)	75,172,483
1,857,741	Kennametal, Inc.	61,825,620
953,785	Keysight Technologies, Inc.(a)	59,210,973
401,263	Snap-on, Inc.	58,299,501
1,256,900	Stericycle, Inc.(a)	46,115,661
919,365	MTS Systems Corp.(b)	36,894,117
619,228	Brady Corp., Class A	26,911,649
97,689	Littelfuse, Inc.	16,751,710
2,728,980	Bristow Group, Inc.(a)(b)	6,631,421
		387,813,135

800.292.7435	27

Ariel Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—99.20%	Value

	Technology—2.66%
488,742	Anixter Intl, Inc.(a)	$26,543,578
1,616,065	Knowles Corp.(a)	21,509,825
		48,053,403

	Total common stocks (Cost $1,383,583,889)	1,795,391,502

Number of shares	Short-term investments—0.74%	Value

13,361,379	Northern Institutional Treasury Portfolio, 2.34%(c)	$13,361,379
	Total short-term investments (Cost $13,361,379)	13,361,379

	Total Investments—99.94% (Cost $1,396,945,268)	1,808,752,881

	Other Assets less Liabilities—0.06%	1,064,621

	Net Assets—100.00%	$1,809,817,502

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at December 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—99.16%	Value

	Consumer discretionary & services—24.77%
600,000	Omnicom Group, Inc.	$43,944,000
2,082,430	Interpublic Group of Cos., Inc.	42,960,531
1,030,300	BorgWarner, Inc.	35,792,622
1,414,437	MSG Networks, Inc.(a)	33,324,136
1,408,424	Nielsen Holdings plc	32,858,532
3,204,900	Mattel, Inc.(a)	32,016,951
638,800	CBS Corp., Class B	27,928,336
328,800	Nordstrom, Inc.	15,325,368
50,366	The Madison Square Garden Co., Class A(a)	13,482,978
514,500	Viacom, Inc., Class B	13,222,650
161,200	Tiffany & Co.	12,978,212
		303,834,316

	Consumer staples—4.87%
508,875	J.M. Smucker Co.	47,574,724
216,700	Molson Coors Brewing Co.	12,169,872
		59,744,596

	Energy—0.95%
456,000	National Oilwell Varco	11,719,200

	Financial services—31.20%
624,100	Northern Trust Corp.	52,168,519
1,146,900	First American Financial Corp.	51,197,616
1,059,100	Aflac, Inc.	48,252,596
1,228,420	Lazard Ltd., Class A	45,340,982
982,452	Houlihan Lokey, Inc.	36,154,234
483,089	BOK Financial Corp.	35,424,916
531,800	Progressive Corp.	32,083,494
180,454	Willis Towers Watson plc	27,403,744
400,119	Oaktree Capital Group LLC	15,904,730
436,000	Blackstone Group L.P.	12,997,160
621,468	KKR & Co., Inc.	12,199,417
182,250	CBRE Group, Inc., Class A(a)	7,297,290
49,580	JLL	6,276,828
		382,701,526

	Health care—14.16%
493,100	Zimmer Biomet Holdings, Inc.	51,144,332
368,700	Laboratory Corp. of America Holdings(a)	46,588,932
593,700	Cardinal Health, Inc.	26,479,020
111,454	Thermo Fisher Scientific, Inc.	24,942,291
216,980	Charles River Laboratories Intl, Inc.(a)	24,557,796
		173,712,371

	Materials & processing—1.29%
1,557,580	U.S. Silica Holdings, Inc.	15,856,164

	Producer durables—21.92%
465,299	Stanley Black & Decker, Inc.	55,714,902
1,498,300	Kennametal, Inc.	49,863,424
751,415	Keysight Technologies, Inc.(a)	46,647,843
235,900	Snap-on, Inc.	34,273,911
243,250	Illinois Tool Works, Inc.	30,817,343

800.292.7435	29

Ariel Appreciation Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—99.16%	Value

	Producer durables—21.92% (continued)
768,800	Stericycle, Inc.(a)	$28,207,272
119,100	Littelfuse, Inc.	20,423,268
1,198,364	Bristow Group, Inc.(a)	2,912,025
		268,859,988
	Total common stocks (Cost $926,277,129)	1,216,428,161

Number of shares	Short-term investments—0.91%	Value

11,157,916	Northern Institutional Treasury Portfolio, 2.34%(b)	$11,157,916
	Total short-term investments (Cost $11,157,916)	11,157,916

	Total Investments—100.07% (Cost $937,435,045)	1,227,586,077

	Other Assets less Liabilities—(0.07)%	(824,714)

	Net Assets—100.00%	$1,226,761,363

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—99.02%	Value

	Consumer discretionary & services—15.42%
47,600	CBS Corp., Class B	$2,081,072
56,600	BorgWarner, Inc.	1,966,284
61,900	Nielsen Holdings plc	1,444,127
50,600	Viacom, Inc., Class B	1,300,420
4,400	Mohawk Industries, Inc.(a)	514,624
		7,306,527

	Consumer staples—2.78%
14,100	J.M. Smucker Co.	1,318,209

	Energy—7.38%
22,100	Exxon Mobil Corp.	1,506,999
40,100	National Oilwell Varco	1,030,570
36,500	Apache Corp.	958,125
		3,495,694

	Financial services—28.06%
75,500	Blackstone Group L.P.	2,250,655
55,400	Lazard Ltd., Class A	2,044,814
112,000	Western Union Co.	1,910,720
9,800	Goldman Sachs Group, Inc.	1,637,090
79,900	KKR & Co., Inc.	1,568,437
30,500	First American Financial Corp.	1,361,520
28,000	Bank of New York Mellon Corp.	1,317,960
19,900	Progressive Corp.	1,200,567
		13,291,763

	Health care—16.89%
137,700	Hanger, Inc.(a)	2,609,415
19,700	Zimmer Biomet Holdings, Inc.	2,043,284
13,300	Johnson & Johnson	1,716,365
12,900	Laboratory Corp. of America Holdings(a)	1,630,044
		7,999,108

	Materials & processing—4.86%
78,800	Mosaic Co.	2,301,748

	Producer durables—18.42%
17,600	Snap-on, Inc.	2,557,104
6,456	Lockheed Martin Corp.	1,690,439
8,900	Zebra Technologies Corp.(a)	1,417,147
32,300	Stericycle, Inc.(a)	1,185,087
64,300	Team, Inc.(a)	941,995
7,800	Stanley Black & Decker, Inc.	933,972
		8,725,744

	Technology—5.21%
54,700	Oracle Corp.	2,469,705

	Total common stocks (Cost $44,878,900)	46,908,498

	Total Investments—99.02% (Cost $44,878,900)	46,908,498

	Other Assets less Liabilities—0.98%	464,551

	Net Assets—100.00%	$47,373,049

(a)Non-income producing.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	31

Ariel Discovery Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—98.05%	Value

	Consumer discretionary & services—19.53%
162,942	Century Casinos, Inc.(a)	$1,204,141
151,092	Green Brick Partners, Inc.(a)	1,093,906
30,221	Strattec Security Corp.	870,365
69,700	Lakeland Industries, Inc.(a)	727,668
5,000	Movado Group, Inc.	158,100
6,974	Rosetta Stone, Inc.(a)	114,374
		4,168,554

	Energy—3.13%
153,602	Mitcham Industries, Inc.(a)	393,221
37,964	Gulf Island Fabrication, Inc.(a)	274,100
		667,321

	Financial services—25.03%
116,999	Safeguard Scientifics, Inc.(a)	1,008,531
74,908	Cowen Group, Inc., Class A(a)	999,273
47,045	Capital Southwest Corp.	904,205
19,100	First American Financial Corp.	852,624
39,118	Tejon Ranch Co.(a)	648,576
225,300	180 Degree Capital Corp.(a)	394,275
13,500	Jernigan Capital, Inc.	267,570
33,000	Atlas Financial Holdings, Inc.(a)	266,970
		5,342,024

	Health care—9.26%
132,322	Kindred Biosciences, Inc.(a)	1,448,926
83,519	Cumberland Pharmaceuticals, Inc.(a)	526,170
		1,975,096

	Materials & processing—4.38%
51,700	U.S. Silica Holdings, Inc.	526,306
120,300	Aspen Aerogels, Inc.(a)	256,239
264,754	Orion Energy Systems, Inc.(a)	151,175
		933,720

	Producer durables—5.70%
58,500	Perceptron, Inc.(a)	471,510
55,600	CPI Aerostructures, Inc.(a)	354,172
266,382	Ballantyne Strong, Inc.(a)	306,339
34,900	Bristow Group, Inc.(a)	84,807
		1,216,828

	Technology—26.89%
528,344	RealNetworks, Inc.(a)	1,220,475
225,588	Telenav, Inc.(a)	915,887
117,693	GSI Technology, Inc.(a)	604,942
237,006	Alithya Group, Inc.(a)	561,704
29,591	AstroNova, Inc.	554,831
118,923	PCTEL, Inc.(a)	510,180
108,884	EMCORE Corp.(a)	457,313
298,213	Synacor, Inc.(a)	441,355
18,100	Methode Electronics, Inc.	421,549
35,220	SeaChange Intl, Inc.(a)	44,377
35,210	GlassBridge Enterprises, Inc.(a)	5,211
		5,737,824

	Utilities—4.13%
106,751	ORBCOMM, Inc.(a)	881,763

	Total common stocks (Cost $27,618,097)	20,923,130

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Short-term investments—1.87%	Value

399,080	Northern Institutional Treasury Portfolio, 2.34%(b)	$399,080
	Total short-term investments (Cost $399,080)	399,080

	Total Investments—99.92% (Cost $28,017,177)	21,322,210

	Other Assets less Liabilities—0.08%	18,077

	Net Assets—100.00%	$21,340,287

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	33

Ariel International Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—91.09%	Value

	Belgium—0.07%
4,625	Galapagos N.V.(a)	$426,895

	Canada—1.17%
177,214	IGM Financial, Inc.	4,027,945
59,508	Suncor Energy, Inc.	1,662,057
20,361	Magna International, Inc.	924,239
57,395	Hydro One Ltd.	851,340
		7,465,581
	China—8.75%
3,271,000	China Mobile Ltd.	31,475,621
105,487	Baidu, Inc. ADR(a)	16,730,238
163,868	China Mobile Ltd. ADR	7,865,664
		56,071,523
	Finland—3.18%
3,500,129	Nokia Corp. ADR	20,370,751

	France—5.40%
264,694	Michelin (CGDE)	26,293,784
48,053	Safran SA	5,802,979
21,581	Thales SA	2,522,096
		34,618,859
	Germany—10.22%
364,259	Deutsche Boerse AG	43,549,113
5,052,049	Telefonica Deutschland Holding	19,884,468
80,830	Dialog Semiconductor plc(a)	2,094,603
		65,528,184
	Hong Kong—0.44%
17,859,302	Li & Fung Ltd.	2,805,305

	Italy—3.90%
5,123,718	Snam SpA	22,433,508
274,705	Italgas SpA	1,575,304
91,887	Azimut Holdings SpA	1,006,309
		25,015,121
	Japan—17.71%
1,004,900	NTT DOCOMO, Inc.	22,579,326
75,000	Nintendo Co., Ltd.	19,915,437
449,000	Nippon Telegraph & Telephone Corp.	18,318,896
734,000	Japan Tobacco, Inc.	17,440,646
116,600	Shimamura Co., Ltd.	8,928,714
405,200	Subaru Corp.	8,656,440
1,760,700	Seven Bank Ltd.	5,026,178
27,900	Daito Trust Construction Co., Ltd.	3,819,608
122,400	Mabuchi Motor Co., Ltd.	3,749,471
25,100	Secom Co., Ltd.	2,082,059
77,100	Ono Pharmaceutical Co., Ltd.	1,574,436
17,000	Bridgestone Corp.	652,219
5,600	Toyota Motor Corp.	324,165
12,700	Askul Corp.	270,806
1,400	Murata Manufacturing Co., Ltd.	188,650
		113,527,051

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—91.09%	Value

	Luxembourg—1.15%
69,761	RTL Group	$3,738,528
170,644	Tenaris ADR	3,638,130
		7,376,658
	Netherlands—9.41%
1,240,514	Koninklijke Ahold Delhaize N.V.	31,375,617
498,521	Gemalto N.V.(a)	28,936,002
		60,311,619
	Portugal—0.02%
10,363	Jeronimo Martins SGPS SA	122,771

	Singapore—0.24%
296,900	Singapore Exchange Ltd.	1,557,530

	Spain—3.63%
598,757	Endesa SA	13,809,701
387,675	Tecnicas Reunidas SA	9,478,772
		23,288,473
	Switzerland—10.35%
170,491	Roche Holding AG	42,325,902
38,446	Swisscom AG	18,376,299
14,288	Kuehne & Nagel Intl, AG	1,839,247
141,819	UBS AG(a)	1,768,943
7,389	Novartis AG	634,050
274	SGS SA	616,780
16,340	ams AG(a)	393,471
4,703	Nestle SA	381,709
		66,336,401
	United Arab Emirates—0.14%
4,048,694	Dubai Financial Market	877,383

	United Kingdom—9.11%
1,975,041	GlaxoSmithKline plc	37,539,282
162,052	Reckitt Benckiser Group plc	12,419,941
570,219	National Grid plc	5,554,215
61,264	GlaxoSmithKline plc ADR	2,340,897
198,317	Kingfisher plc	524,508
		58,378,843
	United States—6.20%
286,134	Philip Morris Intl, Inc.	19,102,306
71,268	EOG Resources, Inc.	6,215,282
41,734	Pioneer Natural Resources Co.	5,488,856
65,864	Core Laboratories N.V.	3,929,446
94,249	Fluor Corp.	3,034,818
38,511	Fabrinet(a)	1,975,999
		39,746,707
	Total common stocks (Cost $623,344,491)	583,825,655

800.292.7435	35

Ariel International Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Investment companies—1.08%	Value

	Exchange traded funds—1.08%
186,469	Vanguard FTSE Developed Markets ETF	$6,918,000
	Total Investment companies (Cost $7,038,480)	6,918,000

Number of shares	Short-term investments—2.96%	Value

18,973,459	Northern Institutional Treasury Portfolio, 2.34%(b)	$18,973,459
	Total short-term investments (Cost $18,973,459)	18,973,459
	Total Investments—95.13% (Cost $649,356,430)	609,717,114

	Cash, Foreign Currency, Other Assets less Liabilities—4.87%	31,245,579

	Net Assets—100.00%	$640,962,693

At December 31, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation
03/13/2019	UBS AG	GBP	2,145,645	CNH	18,777,564	$11,096
03/13/2019	UBS AG	SEK	22,884,873	EUR	2,217,036	41,480
03/13/2019	UBS AG	GBP	32,369,930	USD	40,869,309	534,943
03/13/2019	UBS AG	JPY	2,116,478,746	USD	18,863,953	558,306
03/13/2019	UBS AG	SEK	104,409,339	USD	11,586,224	262,885

Subtotal UBS AG						1,408,710

03/13/2019	Northern Trust	SEK	12,036,341	USD	1,335,546	30,423
03/13/2019	Northern Trust	SGD	7,678,059	USD	5,599,518	43,202

Subtotal Northern Trust						73,625

03/13/2019	JPMorgan Chase	GBP	887,158	CAD	1,496,703	36,567
03/13/2019	JPMorgan Chase	USD	3,785,754	CAD	5,061,466	71,947
03/13/2019	JPMorgan Chase	USD	1,285,859	CAD	1,729,722	16,690
03/13/2019	JPMorgan Chase	JPY	1,084,536,710	CNH	66,915,731	211,742
03/13/2019	JPMorgan Chase	GBP	1,463,943	EUR	1,612,903	13,273
03/13/2019	JPMorgan Chase	JPY	519,651,012	EUR	4,042,168	109,121
03/13/2019	JPMorgan Chase	JPY	347,128,390	EUR	2,700,180	72,893
03/13/2019	JPMorgan Chase	JPY	299,834,730	USD	2,671,093	80,396

Subtotal JPMorgan Chase						612,629

Subtotal - Open forward currency contracts with unrealized appreciation						$2,094,964

36	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/18 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized depreciation
03/13/2019	UBS AG	EUR	472,947	CNH	3,756,000	$(1,566)
03/13/2019	UBS AG	USD	28,893,674	CNH	200,290,946	(262,039)
03/13/2019	UBS AG	NOK	9,963,987	EUR	1,021,694	(21,650)
03/13/2019	UBS AG	AUD	41,978,051	USD	30,224,197	(619,847)
03/13/2019	UBS AG	NOK	9,665,614	USD	1,135,214	(13,739)
03/13/2019	UBS AG	NOK	16,040,966	USD	1,883,991	(22,802)

Subtotal UBS AG						(941,643)

03/13/2019	Northern Trust	USD	1,993,753	CNH	13,819,699	(17,937)
03/13/2019	Northern Trust	USD	4,461,438	CNH	30,897,646	(36,233)
03/13/2019	Northern Trust	USD	14,110,068	EUR	12,329,535	(102,632)

Subtotal Northern Trust						(156,802)

03/13/2019	JPMorgan Chase	AUD	6,039,700	CAD	5,812,106	(5,181)
03/13/2019	JPMorgan Chase	AUD	1,842,487	CHF	1,301,000	(33,267)
03/13/2019	JPMorgan Chase	AUD	5,774,363	EUR	3,629,600	(111,693)
03/13/2019	JPMorgan Chase	EUR	1,612,903	GBP	1,455,247	(2,149)
03/13/2019	JPMorgan Chase	AUD	2,738,898	USD	1,971,544	(39,980)
03/13/2019	JPMorgan Chase	CAD	2,158,480	USD	1,585,371	(1,605)
03/13/2019	JPMorgan Chase	CAD	1,719,164	USD	1,285,859	(24,437)

Subtotal JPMorgan Chase						(218,312)

Subtotal - Open forward currency contracts with unrealized depreciation						$(1,316,757)

Net unrealized appreciation (depreciation) on forward currency contracts						$778,207

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	37

Ariel Global Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—94.76%	Value

	Brazil—0.09%
13,565	BB Seguridade Participacoes SA	$96,574

	Canada—0.60%
14,959	IGM Financial, Inc.	340,007
10,348	Suncor Energy, Inc.	289,019
		629,026

	Chile—0.20%
7,088	Banco Santander-Chile ADR	211,931

	China—10.64%
521,500	China Mobile Ltd.	5,018,201
25,801	Baidu, Inc. ADR(a)	4,092,039
44,218	China Mobile Ltd. ADR	2,122,464
		11,232,704

	Finland—2.62%
474,745	Nokia Corp. ADR	2,763,016

	France—3.79%
33,786	Michelin (CGDE)	3,356,184
5,351	Safran SA	646,198
		4,002,382

	Germany—4.08%
27,391	Deutsche Boerse AG	3,274,741
261,998	Telefonica Deutschland Holding	1,031,204
		4,305,945

	Hong Kong—0.09%
624,000	Li & Fung Ltd.	98,017

	Italy—1.08%
260,596	Snam SpA	1,140,984

	Japan—9.36%
126,200	NTT DOCOMO, Inc.	2,835,616
50,000	Nippon Telegraph & Telephone Corp.	2,039,966
81,800	Japan Tobacco, Inc.	1,943,658
5,250	Nintendo Co., Ltd.	1,394,081
51,900	Subaru Corp.	1,108,759
1,900	Daito Trust Construction Co., Ltd.	260,117
2,500	Secom Co., Ltd.	207,376
1,600	Bridgestone Corp.	61,385
300	Shimamura Co., Ltd.	22,973
100	Murata Manufacturing Co., Ltd.	13,475
		9,887,406

	Mexico—0.46%
116,588	Wal-Mart de Mexico SAB de CV	296,457
31,381	Banco Santander-Mexico SA ADR	193,307
		489,764

	Netherlands—2.29%
37,051	Gemalto N.V.(a)	2,150,577
10,706	Koninklijke Ahold Delhaize N.V.	270,781
		2,421,358

38	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/18 (UNAUDITED)

Number of shares	Common stocks—94.76%	Value

	Spain—1.19%
54,471	Endesa SA	$1,256,316

	Switzerland—7.36%
27,859	Roche Holding AG	6,916,244
1,715	Swisscom AG	819,730
1,532	ams AG(a)	36,891
		7,772,865

	Thailand—0.59%
110,200	Kasikornbank PCL	626,467

	United Kingdom—7.00%
230,093	GlaxoSmithKline plc	4,373,340
53,298	GlaxoSmithKline plc ADR	2,036,517
66,131	National Grid plc	644,149
4,368	Reckitt Benckiser Group plc	334,771
		7,388,777

	United States—43.32%
99,150	Microsoft Corp.	10,070,665
97,302	Gilead Sciences, Inc.	6,086,240
66,511	Philip Morris Intl, Inc.	4,440,274
20,143	Berkshire Hathaway, Inc., Class B(a)	4,112,798
31,344	Johnson & Johnson	4,044,943
50,394	Verizon Communications, Inc.	2,833,151
67,884	Schlumberger Ltd.	2,449,255
31,952	Southern Co.	1,403,332
23,582	Amdocs Ltd.	1,381,434
9,676	Pioneer Natural Resources Co.	1,272,587
5,156	Costco Wholesale Corp.	1,050,329
32,440	Fluor Corp.	1,044,568
10,782	EOG Resources, Inc.	940,298
13,861	Occidental Petroleum Corp.	850,788
10,204	Quest Diagnostics, Inc.	849,687
14,647	U.S. Bancorp	669,368
7,851	Core Laboratories N.V.	468,391
7,070	QUALCOMM, Inc.	402,354
4,933	Intercontinental Exchange, Inc.	371,603
108,080	Acacia Research Corp.(a)	322,078
7,310	Tapestry, Inc.	246,712
3,137	Foot Locker, Inc.	166,888
1,216	Acuity Brands, Inc.	139,779
1,962	Acacia Communications, Inc.(a)	74,556
787	Expeditors International of Washington, Inc.	53,587
		45,745,665
	Total common stocks (Cost $96,737,915)	100,069,197

Number of shares	Short-term investments—2.75%	Value

2,910,381	Northern Institutional Treasury Portfolio, 2.34%(b)	$2,910,381
	Total short-term investments (Cost $2,910,381)	2,910,381

	Total Investments—97.51% (Cost $99,648,296)	102,979,578

	Cash, Foreign Currency, Other Assets less Liabilities—2.49%	2,626,727

	Net Assets—100.00%	$105,606,305

800.292.7435	39

Ariel Global Fund schedule of investments	12/31/18 (UNAUDITED)

At December 31, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation
03/13/2019	UBS AG	SEK	4,949,927	EUR	479,538	$8,972

03/13/2019	UBS AG	SEK	2,301,124	USD	255,354	5,794

Subtotal UBS AG						14,766

03/13/2019	Northern Trust	SEK	2,103,847	GBP	185,007	2,118

03/13/2019	Northern Trust	SGD	747,799	USD	545,361	4,207

Subtotal Northern Trust						6,325

03/13/2019	JPMorgan Chase	CHF	240,000	AUD	339,468	6,435
03/13/2019	JPMorgan Chase	JPY	148,248,965	CNH	9,146,936	28,944

03/13/2019	JPMorgan Chase	JPY	75,596,823	EUR	588,039	15,874

Subtotal JPMorgan Chase						51,253

Subtotal - Open forward currency contracts with unrealized appreciation						$72,344

Open forward currency contracts with unrealized depreciation

03/13/2019	UBS AG	EUR	264,370	CNH	2,099,545	$(875)

03/13/2019	UBS AG	USD	423,235	CNH	2,933,863	(3,838)

03/13/2019	UBS AG	USD	4,803,588	CNH	33,298,471	(43,564)

03/13/2019	UBS AG	CAD	1,164,884	EUR	761,334	(22,894)

03/13/2019	UBS AG	NOK	1,809,883	EUR	185,583	(3,933)

03/13/2019	UBS AG	USD	3,502,215	EUR	3,056,886	(21,568)

03/13/2019	UBS AG	USD	954,573	JPY	107,100,261	(28,252)

03/13/2019	UBS AG	AUD	607,986	USD	437,750	(8,978)
03/13/2019	UBS AG	CAD	1,705,377	USD	1,276,771	(25,465)

Subtotal UBS						(159,367)

03/13/2019	Northern Trust	USD	922,357	CHF	904,938	(4,597)
03/13/2019	Northern Trust	AUD	333,204	GBP	190,026	(8,075)

Subtotal Northern Trust						(12,672)

03/13/2019	JPMorgan Chase	AUD	825,649	CHF	583,000	(14,907)

03/13/2019	JPMorgan Chase	CAD	555,769	CHF	407,753	(9,882)
03/13/2019	JPMorgan Chase	AUD	1,660,503	EUR	1,043,745	(32,119)

Subtotal JPMorgan Chase						(56,908)

Subtotal - Open forward currency contracts with unrealized depreciation						$(228,947)

Net unrealized appreciation (depreciation) on forward currency contracts						$(156,603)

(a)Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

40	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/18 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2018.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2018 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$1,808,752,881	$1,227,586,077	$46,908,498	$21,322,210
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$1,808,752,881	$1,227,586,077	$46,908,498	$21,322,210

800.292.7435	41

Notes to the schedules of investments	12/31/18 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$56,071,523	$102,812,954	$—	$158,884,477
Consumer discretionary	30,547,836	18,832,344	—	49,380,180
Consumer staples	63,020,635	17,822,355	—	80,842,990
Energy	30,412,543	22,433,508	—	52,846,051
Financials	6,462,858	51,350,543	—	57,813,401
Health care	40,941,124	43,900,338	—	84,841,462
Industrials	11,359,893	8,287,557	—	19,647,450
Information technology	51,282,753	2,676,724	—	53,959,477
Real estate	—	3,819,608	—	3,819,608
Utilities	20,215,256	1,575,304	—	21,790,560

Total common stocks	$310,314,420	$273,511,235	$—	$583,825,655
Exchange traded funds	6,918,000	—	—	6,918,000
Short-term investments	18,973,459	—	—	18,973,459

Total investments	$336,205,879	$273,511,235	$—	$609,717,114

Other financial instruments
Forward currency contracts ^	$—	$778,207	$—	$778,207

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$14,065,855	$8,120,597	$—	$22,186,452
Consumer discretionary	3,867,801	1,193,117	—	5,060,918
Consumer staples	6,392,612	1,943,658	—	8,336,270
Energy	6,270,338	1,140,984	—	7,411,322
Financials	5,899,014	3,997,782	—	9,896,796
Health care	17,390,727	6,916,244	—	24,306,971
Industrials	2,206,210	207,376	—	2,413,586
Information technology	16,842,602	50,366	—	16,892,968
Real estate	—	260,117	—	260,117
Utilities	3,303,797	—	—	3,303,797

Total common stocks	$76,238,956	$23,830,241	$—	$100,069,197
Short-term investments	2,910,381	—	—	2,910,381

Total investments	$79,149,337	$23,830,241	$—	$102,979,578

Other financial instruments
Forward currency contracts ^	$—	$(156,603)	$—	$(156,603)

*	As of December 31, 2018, the Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay

42	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/18 (UNAUDITED)

gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2018, with securities that are affiliated companies:

	Share activity					Three months ended December 31, 2018

Security name	Balance September 30, 2018	Purchases	Sales	Balance December 31, 2018	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Bristow Group, Inc.
(Producer durables)	3,011,667	—	282,687	2,728,980	$6,631,421	$—	$(5,718,367)	$(20,967,594)	0.4%

MSG Networks Inc. (Consumer discretionary & services)	3,711,584	—	567,100	3,144,484	74,084,043	—	2,615,403	$(10,185,656)	4.1%

MTS Systems Corp. (Producer durables)	919,365	—	—	919,365	36,894,117	275,810	—	$(13,441,117)	2.0%

US Silica Holdings Inc. (Materials & processing)	2,578,061	1,554,200	—	4,132,261	42,066,417	220,729	—	$(25,507,043)	2.3%

					$159,675,998	$496,539	$(3,102,964)	$(70,101,410)	8.8%

800.292.7435	43

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
President, Ariel Investments, LLC

James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds
Executive Vice President, Ariel Investments, LLC
Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd.

Stephen C. Mills*	President of Basketball Operations, New York Knicks

John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr.	Trustees Emeritus (no Trustee duties or responsibilities)
H. Carl McCall

*	Independent Trustee

44	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435 45

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

•	It’s All Fundamental John Rogers and Mellody Hobson underscore why strong fundamentals will always matter. Turn to page 3 to learn more.

•	The Classic Traits of Value Investing Read Portfolio Manager Charlie Bobrinskoy’s letter on Ariel Focus Fund and learn how our value investing approach influences what we buy.

•	A Focus on Fundamental Value Read David Maley’s letter on Ariel Discovery Fund and learn more about his deep value approach to investing.

•	The More the Markets Change, the More We Stay the Same Read how Portfolio Manager Rupal Bhansali’s approach to risk management works in different market conditions.

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Company Spotlights Read our investment thesis on Adtalem Global Education Inc., Affiliated Managers Group, Inc., and Knowles Corp., and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

What’s online

●	Ariel Company Timeline View major events and milestones in Ariel’s 35 year history.

●	Market Talk with Charlie Bobrinskoy Read this new series of insightful perspectives on economic trends, market drivers and other issues making headlines.

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (102,500) ©02/19 AI–04